Exhibit 99.1

Member Audio/Web Conference February 25, 2010

2 Data set forth in these slides are unaudited. This document contains "forward-looking statements"- that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." Forward looking statements by their nature address matters that are, to different degrees, uncertain. Actual performance or events may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to, general economic conditions (including effects on, among other things, mortgage-backed securities), the Bank's ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements), changes in our membership profile, demand for advances, changes in projected business volumes, business and capital plan adjustments and amendments, regulatory actions or approvals, competitive pressure from alternative member funding sources, government actions and programs in response to the credit crisis, accounting adjustments or requirements, interest-rate volatility, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, hedging and asset-liability management activities, and shifts in demand for our products and consolidated obligations. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. The FHLBank Pittsburgh does not undertake to update any forward-looking statements made in this announcement. This document also contains non-GAAP financial information. Specifically, as part of evaluating its performance, the Bank adjusts net income reported in accordance with GAAP for the impact of: (1) Affordable Housing Program and Resolution Funding Corporation assessments; (2) Lehman derivatives related items; and (3) OTTI charges. The result is referred to as core earnings which is not defined in GAAP. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Cautionary Statement Regarding Forward- Looking Information and Adjusted Information

3 Financial Highlights - Full Year (in millions) 2009 2008 Over/(Under) Net interest income before provision for credit losses $264 $283 ($19) Provision (benefit) for credit losses (2) 7 (9) Net OTTI losses (228) (266) 38 Lehman related items (35) 68 (103) All other income 24 4 20 Other expenses 64 56 8 Income before assessments (37) 26 (63) AHP/REFCORP - 7 (7) GAAP net income (loss) ($37) $19 ($56) Net interest margin (bps) 36 29 7 Total average assets $76,134 $98,593 ($22,459) Average advances $45,376 $67,404 ($22,028)

4 Core Earnings - Full Year (in millions) 2009 2008 Over/(Under) GAAP net income (loss) ($37) $19 ($56) Adjustments: Lehman related items (35) 68 (103) Net OTTI (228) (266) 38 AHP/REFCORP 60 53 7 Core earnings $166 $164 $2

5 Issues related to the Bank's PLMBS portfolio have and will continue to impact GAAP net income All PLMBS were rated AAA at time of purchase At December 31, 2009, $3.3 billion par value, or 48% of PLMBS securities have been other-than-temporarily impaired No new PLMBS securities have been purchased since late 2007 Paydowns and prepayments have reduced the par value of the PLMBS portfolio by $2 billion since December 31, 2008 PLMBS Highlights

6 Net OTTI Recognized Total Credit Losses Par Balance 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year Life to (in millions) 12/31/2009 2009 2009 2009 2009 2009 Date Private label MBS Prime $1,894 $1 $17 $42 $35 $95 $96 Alt-A 1,392 29 22 51 24 126 135 Subprime & HELOC 37 - - - 7 7 7 Total $3,323 $30 $39 $93 $66 $228 $238 OTTI credit losses are estimates based on collectability of cash flows which are heavily assumption based and for the life of the security Credit loss is equal to the difference between amortized cost basis and present value of estimated cash flows 93% of the life-to-date credit losses are from the 2007 and 2006 vintage bonds At December 31, 2009 the noncredit portion of OTTI losses recorded in AOCI was $692 million

7 PLMBS Portfolio Fair Value Breakdown (in millions) Market Total PLMBS Par Value Fair Value Depreciation FV/PV December 31, 2008 $8,812 $6,418 ($2,394) 73% March 31, 2009 $8,415 $6,057 ($2,358) 72% June 30, 2009 $7,800 $5,667 ($2,133) 73% September 30, 2009 $7,293 $5,725 ($1,568) 78% December 31, 2009 $6,851 $5,484 ($1,367) 80% Market By Vintage - 12/31/09 Par Value Fair Value Depreciation FV/PV 2007 $1,806 $1,307 ($499) 72% 2006 1,649 1,228 (421) 74% 2005 1,238 1,046 (192) 84% 2004 & earlier 2,158 1,903 (255) 88% Total $6,851 $5,484 ($1,367) 80%

8 PLMBS Portfolio - Ratings and Price PLMBS Portfolio - Ratings and Price

9 Capital and Risk-Based Requirements (in millions) December 31, December 31, December 31, 2009 2008 2007 Total permanent capital $4,415 $4,157 $4,295 Risk-based capital requirement: Credit risk capital $944 $279 $241 Market risk capital 1,231 2,739 257 Operations risk capital 652 905 149 Total risk-based capital requirement $2,827 $3,923 $647 Excess capital $1,588 $234 $3,648 Percentage of requirement 156% 106% 664% Capital ratio (4% minimum) 6.8% 4.6% 4.3% Leverage ratio (5% minimum) 10.1% 6.9% 6.4% Third quarter capital classification "adequately capitalized." However, our regulator has expressed concerns regarding our capital position.

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